                                                                    EXHIBIT 10.2

                             NATIONWIDE CREDIT, INC.

                          10 1/4% SENIOR NOTES DUE 2008

                               PURCHASE AGREEMENT

                                                               January 23, 1998


LEHMAN BROTHERS INC.
Three World Financial Center
New York, New York 10285

Dear Ladies and Gentlemen:

                  Nationwide Credit, Inc., a Georgia corporation (the "Company"), proposes to issue and sell (the "Offering") to you (the "Initial
 -------                                     --------                -------
Purchaser") $100.0 million in aggregate principal amount of its 10 1/4% Senior
---------
Notes due 2008 (the "Series A Notes") pursuant to the terms of an Indenture (the
                     --------------
"Indenture") between the Company and State Street Bank and Trust Company, as
 ---------
trustee (the "Trustee"), relating to the Series A Notes. Capitalized terms used
              -------
but not defined herein shall have the meanings given to such terms in the Indenture. This is to confirm the agreement concerning the purchase of the Series A Notes from the Company by the Initial Purchaser.

                  The Series A Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering
                       ---
memorandum (the "Preliminary Offering Memorandum"), dated January 6, 1998 and a
                 -------------------------------
final offering memorandum (the "Offering Memorandum"), dated January 23, 1998,
                                -------------------
relating to the Company and the Series A Notes. As described in the Offering Memorandum, the Company will use all of the net proceeds from the offering of the Series A Notes to refinance the Acquisition Facilities (as defined below).

                  Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S

         THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                  You have advised the Company that you will make offers (the "Exempt Resales") of the Series A Notes purchased by you hereunder on the terms
 --------------
set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) outside the United States
                                     ----
to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 904 of Regulation S ("Regulations S") under the Act (such
                                           -------------
persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). As used herein, the terms "offshore transaction,"
 -------------------
"United States" and "U.S. person" have the respective meanings given to them in
 -------------       -----------
Regulation S. You will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

                  As described in the Offering Memorandum, on December 31, 1997, the Company (i) merged (the "Merger") with and into NCI Merger Corporation, a Georgia corporation ("Mergerco"), pursuant to that certain Merger Agreement, dated December 31, 1997, by and among NCI Acquisition Corporation ("NAC"), Mergerco, First Data Corporation and First Financial Management Corporation and
(ii) entered into a $133.0 million senior credit facility to finance the Merger (the "Acquisition Facilities"). The Company will use the proceeds from the Offering, together with borrowings under the Credit Agreement (as defined herein), to repay the Acquisition Facilities.

                  Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated January 28, 1998
                -----------------------------
(the "Closing Date"), in the form of Exhibit A hereto, for so long as such
      ------------
Series A Notes constitute "Transfer Restricted Securities" (as defined in the
                           ------------------------------
Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration
 ----------
statement under the Act (the "Exchange Offer Registration Statement") relating
                              -------------------------------------
to the Company's 10 1/4% Series B Senior Notes due 2008 (the "Series B Notes"
                                                              --------------
and, together with the Series A Notes, the "Notes") to be offered in exchange
                                            -----
for the Series A Notes, (such offer to exchange being referred to collectively as the "Registered Exchange Offer") and (ii) a shelf registration statement
        -------------------------
pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating
                                         ----------------------------
to the resale by certain
holders of the Series A Notes, and to use its best efforts to cause such Registration Statements to be declared effective. This Agreement, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents." This is to confirm the agreements concerning the
        -------------------
purchase of the Series A Notes from the Company by you.

                  1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees as follows:

                  A. The Preliminary Offering Memorandum and Offering Memorandum have been prepared by the Company for use by the Initial Purchaser in connection with the Exempt Resales. No stop order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

                  (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not and will not at any time contain an untrue statement of a material fact or omit to state a material fact necessary, in order to make the statements, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein.

                  (c) The market-related and customer-related data and estimates included in the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

                  (d) The Company is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Georgia with full corporate power and authority to own, lease and operate its properties and to conduct its business, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company (a "Material Adverse Effect").
                   -----------------------

                  (e) The Company has all requisite power and authority to execute, deliver and perform its obligations under each of the Operative Documents and to consummate the transactions contemplated hereby and thereby and to issue, sell and deliver the Notes as provided herein and therein.

                  (f) This Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Initial Purchaser, is a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy.

                  (g) The Registration Rights Agreement has been duly and validly authorized by the Company and, upon its execution and delivery by the Company and, assuming due authorization, execution and delivery by the Initial Purchaser, will constitute a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy.

                  (h) The Indenture has been duly and validly authorized by the Company, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; no qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act") is required in connection with the offer and sale of the Series
      --------
A Notes contemplated hereby or in connection with the Exempt Resales.

                  (i) The Series A Notes have been duly and validly authorized by the Company and when duly issued and authenticated by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the Trustee, upon delivery to the Initial Purchaser against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (j) The Series B Notes have been duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (k) The Company has all requisite corporate power and authority to enter into (i) the credit agreement (the "Credit Agreement"), to be
                                                       ----------------
dated January 28, 1998, by and among the Company, Lehman Brothers Inc., as arranger, Lehman Commercial Paper Inc., as syndication agent, and the lenders named therein and (ii) any and all other agreements and instruments ancillary to or entered into in connection with the transaction contemplated by the Credit Agreement (items (i) and (ii) are referred to collectively as the "Credit
                                                                   ------
Documents").
---------

                  (l) Each of the Credit Agreement and the other Credit Documents has been duly and validly authorized, and upon their execution and delivery by the Company and, assuming due authorization, execution and delivery by the other parties thereto, will be legally valid and binding agreements of the Company, enforceable against the Company in accordance with its terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; (ii) the Company will have at least $60.0 million of borrowings available to it under the Credit Agreement (giving effect to the covenants contained in the Credit Agreement) after the Closing of the sale of the Series A Notes hereunder, the receipt by the Company of the proceeds therefrom and the application of such proceeds as described under the caption "Use of Proceeds" in the Offering Memorandum; and (iii) all representation and warranties made by the Company in the Credit Agreement are true and correct in all material respects as of the date hereof.

                  (m) All the shares of capital stock of the Company outstanding prior to the issuance of the Series A Notes have been duly authorized and validly issued and are fully paid and nonassessable.

                  (n) The Company owns the capital stock of the corporations and entities set forth on Exhibit B hereto, and the Company does not own any capital stock of any other corporation or entity except as set forth in Exhibit B. Each of the Company's subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company is a "significant subsidiary," as such term is defined in Rule 405 of the rules promulgated under the Securities Act.

                  (o) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or to which any of its properties is subject, that are not disclosed in the Offering Memorandum and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or to materially affect the issuance of the Notes or the consummation of the other transactions contemplated by the Operative Documents. The Offering Memorandum contains accurate summaries of all material agreements, contracts, indentures, leases or other instruments. The Company is not involved in any strike, job action or labor dispute with any group of employees, and, to the Company's knowledge, no such action or dispute is threatened.

                  (p) No material relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Offering Memorandum and which is not so described.

                  (q) The Company (i) is not in violation of its articles of incorporation, by-laws or other organizational document, (ii) is not in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject that is material to the Company's financial condition or prospects (collectively, the "Material Agreements") or (iii) except as would
                              -------------------
not, individually or in the aggregate, have a Material Adverse Effect, is not in violation of any law, statute, ordinance, governmental rule, regulation, filing or injunction or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

                  (r) None of the issuance, offer or sale of the Series A Notes, the execution, delivery or performance by the Company of this Agreement or the other Operative Documents, compliance by the Company with the provisions hereof or thereof nor consummation by the Company of the transactions contemplated hereby or thereby; and none of the execution, delivery or performance by the Company of the Credit Agreement or the other Credit Documents, compliance by the Company with the provisions thereof nor consummation by the Company of the transactions contemplated thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required in connection with the registration under the Act of the Series B Notes in accordance with the Registration Rights Agreement, qualification of the Indenture under the 1939 Act and compliance with the securities or Blue Sky laws of various jurisdictions and except for such consents as have been or will be obtained prior to the Closing Date and except for such consents as would not, individually or in the aggregate, have a Material Adverse Effect), or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation or bylaws, or other organizational documents, of the Company or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any Material Agreement or will violate any law, statute, ordinance, governmental rule, regulation, filing or injunction or court decree to which it or its property or assets may be subject or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject.

                  (s) The accountants, Ernst & Young, LLP, who have certified certain of the financial statements included as part of the Offering Memorandum, are independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct, and its interpretation and rulings.

                  (t) The consolidated historical and pro forma financial statements, together with related notes, set forth in the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Act applicable to registration statements on Form S-1 under the Act. Such historical financial statements fairly present the financial position of the Company at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in accordance with generally accepted accounting principals consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Offering Memorandum and this Agreement. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, is fairly presented, in all material respects, and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (u) Except as disclosed in, or specifically contemplated by, the Offering Memorandum, subsequent to the date as of which such information is attributed in the Offering Memorandum, the Company has not incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any material adverse change, or any development involving or which would reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, properties, net worth, results of operations or prospects of the Company.

                  (v) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (w) The Company has good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in or contemplated by transactions described in the Offering Memorandum and all the material property described in the Offering Memorandum as being held under lease by the Company is held by it under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not materially burdensome and do not interfere with the conduct of the business of the Company. The Company enjoys peaceful and undisturbed possession under all leases to which it is party as lessee, except for such leases that, singly or in the aggregate, would not have a Material Adverse Effect.

                  (x) The Company owns or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by it or necessary for the conduct of its business, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company with respect to the foregoing, except for such failure to own or possess intellectual property rights or such claims or challenges which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (y) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with,
    -------------
all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals (including, without limitation, any Authorization required by the Federal Trade Commission or other governmental body under the Fair Debt Collection Practices Act and any state or local law or governmental body regulating the debt collection industry), necessary or required to engage in the business currently conducted by it in the manner described in the Offering Memorandum, (ii) all such Authorizations are valid and in full force and effect and (iii) the Company is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto.

                  (z) The present fair saleable value of the assets of the Company exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including the maximum amount of liability that may reasonably be expected to result from contingent liabilities) of the Company as they become absolute and matured. The assets of the Company do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Company does not intend to, or believe that it will, incur debts beyond its ability to pay such debts as they mature. Upon the issuance of the Notes, the present fair saleable value of the assets of the Company will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including the maximum amount of liability that may reasonably be expected to result from contingent liabilities) as they become absolute and matured, the assets of the Company will not constitute unreasonably small capital to carry out its business as now conducted or as proposed to be conducted, including the capital needs of the Company, taking into account the projected capital requirements and capital availability of the Company.

                  (aa) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (bb) The Company is not and, upon sale of the Series A Notes to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (cc) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) of the Company has
                         ------------
directly, or through any agent (provided that no representation is made as to the Initial Purchaser or any person acting on its behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or could be integrated with the offering and sale of the Notes in a manner that would require the registration of the Series A Notes under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (dd) Except as permitted by the Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Series A Notes, will not distribute any offering material in connection with the offering and sale of the Series A Notes other than the Preliminary Offering Memorandum and Offering Memorandum.

                  (ee) When the Series A Notes are issued and delivered pursuant to this Agreement, such Series A Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or that are quoted in a
                                       ------------
United States automated inter-dealer quotation system.

                  (ff) Assuming (i) that your representations and warranties in
Section 2 are true, (ii) compliance by you with your covenants set forth in
Section 2 and (iii) that each of the Eligible Purchasers is a QIB or a person who is not a "U.S. person" who acquires the Series A Notes outside the United States in an "offshore transaction" (within the meaning of Rule 904 of Regulation S), the purchase of the Series A Notes by you pursuant hereto and the resale of the Series A Notes pursuant hereto pursuant to the Exempt Resales is exempt from the registration requirements of the Act.

                  (gg) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect
  -----
to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); each "pension plan" for which the Company would have
                 ----
any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (hh) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement, the Shelf Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  (ii) The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

                  (jj) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, might have a Material Adverse Effect.

                  (kk) Since the date as of which information is attributed in the Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

                  (ll) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company (or, to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (mm) Each of the Preliminary Offering Memorandum and the Offering Memorandum and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                  (nn) The Company has not taken, and will not take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                  (oo) There is no contract or document concerning the Company of a character required to be described in the Offering Memorandum that is not so described.

                  (pp) There are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

                  (qq) The Company does not do business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of
Section 517.075, Florida Statutes.

                  (rr) None of the Company or any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Notes, and the Company and its affiliates and all persons acting on its of their behalf have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside of the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(h).

                  (ss) The Series A Notes offered and sold by the Company in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (tt) The Series A Notes sold by the Company in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.
                  (uu) The sale of the Series A Notes by the Company and any resale of the Series A Notes by the Initial Purchaser pursuant to Regulation S will be "offshore transactions" and will not be part of a plan or scheme to evade the registration provision of the Act.

                  2. Representations, Warranties and Agreements of the Initial Purchaser. The Initial Purchaser represents and warrants that:

                  (a) It is a QIB or an institutional accredited investor as defined in Rule 501(a) under the Act with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                  (b) It (i) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iii) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes.

                  (c) The Notes have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. The Initial Purchaser represents that it has not offered, sold or delivered the Notes, and will not offer, sell or deliver the Notes (i) as part of its distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date (such period, the "Restricted Period"), within the United States or to, or for the account or
 -----------------
benefit of U.S. persons, except in accordance with Rule 144A under the Act. Accordingly, the Initial Purchaser represents and agrees that neither it, its affiliates nor any persons acting on its behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Notes, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restrictions requirements of Regulation S.

                  (d) The Initial Purchaser agrees that, at or prior to confirmation of a sale of Notes (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the Restricted Period a confirmation or notice substantially to the following effect:

         "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering or the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act, and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                  The Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Notes, except with its affiliates or with the prior written consent of the Company.

                  (e) The Initial Purchaser further represents and agrees that
(i) it has not offered or sold and will not offer or sell any Notes to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

                  (f) The Initial Purchaser agrees not to cause any advertisement of the Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Notes, except such advertisements as include the statements required by Regulation S.

                  (g) The Series A Notes offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (h) The sale of the Series A Notes by the Initial Purchaser pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provision of the Act.

                  (i) The Initial Purchaser agrees that the Series A Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

                  (j) The Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

                  The terms used in this Section 2 that have meanings assigned to them in Regulation S are used herein as so defined.

                  The Initial Purchaser further agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, the Eligible Purchasers in Exempt Resales.

                  3. Purchase of the Notes by the Initial Purchaser. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell $100.0 million in aggregate principal amount of Series A Notes to the Initial Purchaser and the Initial Purchaser agrees to purchase $100.0 million in aggregate principal amount of Series A Notes. The Initial Purchaser will purchase such aggregate principal amount of Series A Notes at an aggregate purchase price equal to 97% of the principal amount thereof (the "Purchase Price").
                                                   --------------

                  The Company shall not be obligated to deliver any of the Series A Notes to be delivered, except upon payment for all the Series A Notes to be purchased on such Closing Date as provided herein.

                  4.  Delivery of and Payment.

                  (a) Delivery to the Initial Purchaser of and payment for the Series A Notes shall be made at 9:00 a.m., New York City time, on the Closing Date at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022, or such other time or place as you and the Company shall designate.

                  (b) One or more Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"),
                                                                        ---
or such other names as the Initial Purchaser may request upon at least one business days' notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of Series A Note sold pursuant to Eligible Resales (collectively, the "Global Note"), shall be delivered by the
                                        -----------
Company to the Initial Purchaser, against payment by the Initial Purchaser of the purchase price thereof by wire transfer of immediately available funds as the Company may direct by written notice delivered to you two business days prior to the Closing Date. The Global Note in definitive form shall be made available to you for inspection not later than 2:00 p.m. on the business day immediately preceding the Closing Date.

                  5.  Further Agreements of the Company.  The Company agrees:

                  (a) To advise you promptly and, if requested by you, to confirm such advice in writing, of (i) the issuance by the Commission or any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and
(ii) the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or which requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Series A Notes by the Commission or under any state securities or Blue Sky laws and, if at any time any state securities commission shall issue any stop order suspending the qualification or exemption of the Series A Notes under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish to you, without charge, as many copies of the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by you in connection with the Exempt Resales that are in compliance with this Agreement.

                  (c) Not to amend or supplement the Offering Memorandum prior to the Closing Date or during the period referred to in (d) below unless you shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than three days after being furnished a copy of such amendment or supplement. The Company shall promptly prepare, upon any reasonable request by you, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

                  (d) If, in connection with any Exempt Resales or market making transactions after the date of this Agreement and prior to the consummation of the Exchange Offer, any event shall occur that, in the judgment of the Company or in the judgment of counsel to you, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with all applicable laws, the Company shall promptly notify you of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) the statements in the Offering Memorandum as amended or supplemented will, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

                  (e) To cooperate with you and your counsel in connection with the qualification of the Series A Notes for offer and sale by you and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject). The Company shall continue such qualification in effect so long as required by law for distribution of the Series A Notes and shall file such consents to service of process or other documents as may be necessary in order to effect such qualification.

                  (f) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Series A Notes.

                  (g) Prior to the Closing Date, to furnish to you, as soon as they have been prepared, a copy of any internal consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

                  (h) To use its reasonable best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Series A Notes.

                  (i) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to you or the Eligible Purchasers of Series A Notes.

                  (j) For so long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any registered holder or beneficial owner of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such registered holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                  (k) To comply with its agreements in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (l) To cause the Exchange Offer, if available, to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the Series B Notes to be offered in exchange for the Series A Notes, and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

                  (m) To use its best efforts to effect the inclusion of the Notes in the National Association of Securities Dealers, Inc. Automated Quotation System - PORTAL ("PORTAL") and to permit the Notes to be eligible for
                            ------
clearance and settlement through DTC.

                  (n) To apply the net proceeds from the sale of the Series A Notes being sold by the Company as set forth in the Offering Memorandum under the caption "Use of Proceeds."

                  (o) To take such steps as shall be necessary to ensure that the Company shall not become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  (p) For a period of five years following the Closing Date or until there are no longer any Notes outstanding, to furnish to the Initial Purchaser as soon as available copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Notes pursuant to the Indenture.

                  (q) Except for borrowings under the Credit Agreement, for a period of 90 days from the date of the Offering Memorandum, not to, directly or indirectly, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition in the future of), any debt securities of the Company, except (i) for the Exchange Notes in connection with the Exchange Offer or (ii) with the prior consent of the Initial Purchaser.

                  6. Expenses. The Company agrees that, whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection therewith), (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales (but not, however, legal fees and expenses of your counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda), (iii) the issuance and delivery by the Company of the Notes, (iv) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Series A Notes in PORTAL, (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer and (x) the performance by the Company of its other obligations under this Agreement.

                  7. Conditions of Initial Purchaser's Obligations. The obligations of the Initial Purchaser hereunder are subject to the accuracy, when made and again on the Closing Date (as if made again on and as of such date), of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Offering Memorandum shall have been printed and copies distributed to you not later than 9:00 a.m., New York City time, on January 26, 1998, or at such later date and time as you may approve in writing, and no stop order suspending the qualification or exemption from qualification of the Senior Notes in any jurisdiction referred to in Section 5(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (b) No Initial Purchaser shall have discovered and disclosed to the Company on or prior to such Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Initial Purchaser, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements, in the light of the circumstances under which they were made, not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the other Operative Documents, the Credit Documents, the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchaser, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, have a Material Adverse Effect; and no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the Company's knowledge, threatened against it before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect.

                  (e) Since the dates as of which information is given in the Offering Memorandum and other than as set forth in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, or any material change in the long-term debt, or material increase in the short-term debt, from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock, and (iii) the Company shall not have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change.

                  (f) Weil Gotshal & Manges LLP shall have furnished to the Initial Purchaser, its written opinion, as counsel to the Company, addressed to the Initial Purchaser and dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, substantially in the form set forth on Exhibit C attached hereto.

                  (g) Troutman Sanders LLP shall have furnished to the Initial Purchaser, its written opinion, as special Georgia counsel to the Company, addressed to the Initial Purchaser and dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, substantially in the form set forth on Exhibit D attached hereto.

                  (h) The Initial Purchaser shall have received from Latham & Watkins, counsel for the Initial Purchaser, such opinion or opinions, dated such Closing Date, with respect to the issuance and sale of the Series A Notes, the Offering Memorandum and other related matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (i) The Initial Purchaser shall have received letters addressed to the Initial Purchaser, and dated the date hereof and the Closing Date from Ernst & Young, LLP, independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchaser.

                  (j) The Company shall have furnished to the Initial Purchaser a certificate, dated such Closing Date, of its President and its Chief Financial Officer or Treasurer or Assistant Treasurer stating that:

                           (i) The representations, warranties and agreements of
the Company in Section 1 are true and correct as of such Closing Date and giving effect to the consummation of the transactions contemplated by the Credit Documents and this Agreement; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a), (b), (c), (d),
(e) and (k) have been fulfilled; and

                           (ii) They have carefully examined the Preliminary Offering Memorandum and the Offering Memorandum and, in their opinion
         (i) as of their respective dates and as of the Closing Date, the Preliminary Offering Memorandum and the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

                  (k)(i) The Company shall not have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                  (l) Prior to or simultaneously with the closing of the transactions contemplated by the Operative Documents, the Company shall have closed the transactions contemplated by the Credit Agreement.

                  (m) Latham & Watkins shall have been furnished with executed copies of the Credit Documents and such other documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (n) Each of the Company and the Trustee shall have entered into the Indenture and the Company shall have entered into the Registration Rights Agreement, and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

                  (o) Subsequent to the execution and delivery of this Agreement
(i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Initial Purchaser, impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                  (q) The Notes shall have been designated for trading in PORTAL.

                  (r) The Initial Purchaser shall have received copies of all opinions rendered by each of Weil, Gotshal & Manges LLP and Troutman Sanders LLP in connection with the execution of the Credit Agreement, and all such opinions shall be addressed to the Initial Purchaser or the Initial Purchaser shall have received letters with respect to each such opinion entitling the Initial Purchaser to rely thereon.

                  (s) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchaser hereunder.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this

Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

                  8.       Indemnification and Contribution.

                  (a) The Company shall indemnify and hold harmless the Initial Purchaser, its officers and employees and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Series A Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act or any alleged act or failure to act by the Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse the Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein; and provided further that with respect to any such untrue statement or omission made in the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of the Initial Purchaser or controlling person of the Initial Purchaser which sold the Notes to the person asserting any such loss, claim, damage, liability or action, to the extent that such sale was an initial resale by the Initial Purchaser and any such loss, claim, damage, liability or action of the Initial Purchaser is a result of the fact that both (i) a copy of the Offering Memorandum was not sent or given to such person prior to, concurrently with or promptly following the sale of such Notes to such person, and (ii) the untrue statement or omission in the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 5(d) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Initial Purchaser or to any officer, employee or controlling person of the Initial Purchaser.

                  (b) The Initial Purchaser shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchaser shall have the right to employ counsel to represent jointly the Initial Purchaser and its officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchaser against the Company under this Section 8 if, in the reasonable judgment of the Initial Purchaser, it is advisable for the Initial Purchaser, officers, employees and controlling persons to be jointly represented by separate counsel, however, the fees and expenses of such separate counsel shall not be paid by the Company unless (1) the employment of counsel by the Initial Purchaser has been authorized in writing by the Company, (2) a conflict or potential conflict exists (based upon advice of counsel to the Initial Purchaser) between the Initial Purchaser and the Company (in which case the Company will not have the right to direct the defense of such action on behalf of the Initial Purchaser) or (3) the Company has not in fact employed counsel reasonably satisfactory to the Initial Purchaser to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Series A Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Series A Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Series A Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Series A Notes purchased by it was resold to Eligible Purchasers exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The Initial Purchaser confirms and the Company acknowledges that the last paragraph on the cover page and the stabilization legend on the inside front cover page and the tenth paragraph under the caption "Plan of Distribution" constitute the only information concerning the Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Offering Memorandum.

                  9. Termination. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser by notice given to the Company prior to delivery of and payment for the Series A Notes if, prior to that time, any of the events described in Sections 7(k), 7(o) or 7(p), shall have occurred or if the Initial Purchaser shall decline to purchase the Series A Notes for any reason permitted under this Agreement.

                  10. Reimbursement of Initial Purchaser's Expenses. If the Company shall fail to tender the Series A Notes for delivery to the Initial Purchaser by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Initial Purchaser's obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Initial Purchaser for all reasonable out-of-pocket expenses (including the fees and disbursements of its counsel) incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase of the Series A Notes, and upon demand the Company shall pay the full amount thereof to Lehman Brothers Inc.

                  11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the Initial Purchaser, shall be delivered
                  or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-
                  6588), with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Kirk A. Davenport, Esq. (Fax: 212-751-4864) and, in the case of any notice pursuant to Section 8, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, NY 10285; and

                           (b) if to the Company, shall be delivered or sent by
                  mail, telex or facsimile transmission to Nationwide Credit, Inc., 6190 Powers Ferry Road, 4th Floor, Atlanta, GA 30339,
                  Attention: General Counsel (Fax:770-644-7420), with copies to Weiss, Peck & Greer, One New York Plaza, 30th Floor, New York, NY 10004, Attention: Craig S. Whiting (Fax: 212-908-0112); Centre Partners Management LLC, 30 Rockefeller Plaza, 50th Floor, New York, NY 10020, Attention: Paul Zepf (Fax: 212-332-
                  5801); and Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, Attention: Stephen M. Besen, Esq. (Fax: 212-310-8007).

                  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                  12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (i) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Initial Purchaser within the meaning of Section 15 of the Securities Act and (ii) the representations, warranties, indemnities and agreements of the Initial

Purchaser contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and any other person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act.

                  13. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchaser contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  14. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                  15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

                  16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


                            [Signature Page Follows]

                  If the foregoing correctly sets forth the agreement between the Company and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.


                                        Very truly yours,

                                        NATIONWIDE CREDIT, INC.




                                        By: Jerrold Kaufman
                                           --------------------------
                                            Name:  Jerrold Kaufman
                                            Title: President and chief Executive
                                                   Officer

Accepted:


LEHMAN BROTHERS INC.



By: /s/ Theodore Davies
   ----------------------------
        Authorized Representative

                                    EXHIBIT A


                          Registration Rights Agreement
                          -----------------------------



                            [Filed as Exhibit 4.3]